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                             TCC Industries, Inc.
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               (Name of Registrant as Specified In Its Charter)

                     Walter A. DeRoeck and Robert Thomajan
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                 STATEMENT FROM THE TCC SHAREHOLDERS COMMITTEE

Contact:  Robert Marese
          MacKenzie Partners, Inc.
          (212) 929-5500

Austin, Texas  May 7, 1997

The Annual Meeting of Shareholders of TCC Industries, Inc. (NYSE;TEL) was held today on May 7, 1997.

At the meeting, the independent inspectors of election reported that they would provide preliminary results with respect to the election of directors and the ratification of the appointment of independent auditors for the company no later than May 19, 1997 and, on that basis, the meeting was adjourned until May 23, 1997. The TCC Shareholders Committee wishes to thank all of the shareholders of TCC for their participation in the election of directors and to note that the Institutional Shareholders Services report distributed to some of the shareholders of the company is copyrighted material and was distributed by the Committee without any objection from that firm, which took the position that it would neither grant nor withhold consent for such use.

Also, at the meeting, Lawrence W. Schumann, Chairman of the Board of Directors of TCC, stated that the results of operations for the Company for the first quarter of 1997 would probably not be available until about May 15, 1997.